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                                                                    Exhibit 1(b)

                                 $110,000,000

                                  CNF TRUST I

                      2,200,000 Trust Preferred Securities
                                 Guaranteed by

                            CNF TRANSPORTATION INC.

                             UNDERWRITING AGREEMENT
                             ----------------------


                                                                    June 5, 1997


J.P. MORGAN SECURITIES INC.
GOLDMAN, SACHS & CO.
MERRILL LYNCH & CO.
c/o J.P. Morgan Securities Inc.
60 Wall Street
New York, New York 10260

Ladies and Gentlemen:

          CNF Trust I (the "Trust"), a statutory business trust created under the Business Trust Act (the "Delaware Act") of the State of Delaware (Chapter 38, Title 12, of the Delaware Code, 12 Del. C. (S)3801 et seq.), proposes to issue and sell 2,200,000 shares of its $2.50 preferred trust securities (the "Firm Securities") to the several underwriters named in Schedule I hereto (the "Underwriters"). The Trust also proposes to issue and sell to the several Underwriters not more than 300,000 additional shares of its $2.50 preferred trust securities (the "Additional Securities") if requested by the Underwriters as provided in Section 2 hereof. The Firm Securities and the Additional Securities are herein collectively called the "Securities." The Securities will be guaranteed by CNF Transportation Inc., a Delaware corporation (the "Company"), to the extent set forth in the Guarantee (as defined herein).

          It is understood that substantially contemporaneously with the offering and sale of the Firm Securities to the Underwriters contemplated hereby, (i) the Trust, its trustees (the "Trustees") and the Company shall take all necessary action to adopt an Amended and Restated Declaration of Trust in substantially the form of the Amended and Restated

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Declaration of Trust heretofore provided to you by the Company as an exhibit to a Form 8-K to be filed by the Company prior to the Closing Date (as hereinafter defined) (as so amended and restated, the "Declaration") pursuant to which the Trust shall (x) issue and sell the Securities to the Underwriters pursuant hereto and (y) issue 68,042 shares of its $2.50 common securities (and up to an additional 9,278 shares of such securities in connection with the issuance and sale of the Additional Securities) (the "Common Securities" and, together with the Securities, the "Trust Securities"), to the Company, in each case with such rights and obligations as shall be set forth in the Declaration, (ii) the Company and The First National Bank of Chicago, as Trustee, shall enter into an Indenture in substantially the form of the Form of the Subordinated Debt Indenture attached as Exhibit 4(e) to the Registration Statement referred to below and a First Supplemental Indenture thereto in substantially the form heretofore provided to you by the Company as an exhibit to a Form 8-K to be filed by the Company prior to the Closing Date (together the "Indenture") providing for the issuance of up to $128,866,000 in aggregate principal amount of the Company's 5% Convertible Subordinated Debentures due June 1, 2012 (the "Debentures"), (iii) the Company shall deposit such Debentures in the Trust in conjunction with the consummation of the sale of the Securities to the Underwriters contemplated hereby and (iv) the Company and The First National Bank of Chicago, as Guarantee Trustee, shall enter into a Preferred Securities Guarantee Agreement in substantially the form of the Form of Preferred Securities Guarantee Agreement attached as Exhibit 4(m) of the Registration Statement referred to below (the "Guarantee") for the benefit of holders from time to time of the Securities. The Common Securities will be sold to the Company pursuant to a Common Securities Purchase Agreement (the "Common Securities Purchase Agreement") between the Company and the Trust, and the Debentures will be sold to the Trust pursuant to a Debenture Purchase Agreement (the "Debenture Purchase Agreement") between the Company and the Trust.

          1.   Registration Statement and Prospectus.  The Trust and the Company
               -------------------------------------
have prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively called the "Securities Act"), a registration statement on Form S-3, including a prospectus, relating to, among other things, certain preferred securities of the Trust, certain subordinated debt of the Company and guarantees by the Company of preferred securities of the Trust (collectively, the "Shelf Securities"). The Trust and the Company also have filed with, or propose to file with, the Commission pursuant to Rule 424 under the Securities Act a prospectus supplement specifically relating to the Securities. The registration statement as amended to the date of this Agreement is hereinafter referred to as the "Base Registration Statement" and any registration statement filed pursuant to Rule 462(b) under the Securities Act relating to the Securities is herein referred to as the "Additional Registration Statement," and, together with the Base Registration Statement, the "Registration Statement." The related prospectus covering the

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Shelf Securities in the form first used to confirm sales of the Securities is hereinafter referred to as the "Basic Prospectus." The Basic Prospectus as supplemented by the prospectus supplement (the "Prospectus Supplement") specifically relating to the Securities in the form first used to confirm sales of the Securities is hereinafter referred to as the "Prospectus." Any reference in this Agreement to the Registration Statement, the Basic Prospectus, any preliminary form of Prospectus (a "preliminary prospectus") previously filed with the Commission pursuant to Rule 424 or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to
Item 12 of Form S-3 under the Securities Act which were filed under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Exchange Act") on or before the date of this Agreement or the date of the Basic Prospectus, any preliminary prospectus or the Prospectus, as the case may be; and any reference to "amend," "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any preliminary prospectus or the Prospectus shall be deemed to refer to and include any documents filed under the Exchange Act after the date of this Agreement, or the date of the Basic Prospectus, any preliminary prospectus or the Prospectus, as the case may be, which are deemed to be incorporated by reference therein.

          2.   Agreements to Sell and Purchase.  On the basis of the
               -------------------------------
representations and warranties contained in this Agreement, and subject to its terms and conditions, the Trust agrees to issue and sell and each Underwriter agrees, severally and not jointly, to purchase from the Trust at a price per share of $50 (the "Purchase Price"), the number of Firm Securities set forth opposite the name of such Underwriter in Schedule I hereto.

          On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Trust agrees to issue and sell the Additional Securities and the Underwriters shall have the right to purchase, severally and not jointly, up to an aggregate of 300,000 Additional Securities from the Trust at the Purchase Price. Additional Securities may be purchased solely for the purpose of covering over-allotments made in connection with the offering of the Firm Securities. The Underwriters may exercise their right to purchase Additional Securities in whole or in part from time to time by giving written notice thereof to the Company within 30 days after the date of this Agreement. You shall give any such notice on behalf of the Underwriters and such notice shall specify the aggregate number of Additional Securities to be purchased pursuant to such exercise and the date for payment and delivery thereof. The date specified in any such notice shall be a business day (i) no earlier than the Closing Date (as hereinafter defined), (ii) no later than five business days after such notice has been given and (iii) no earlier than two business days after such notice has been given. If any Additional Securities are to be purchased, each Underwriter, severally and not jointly, agrees to purchase from the Trust the number of Additional Securities (subject to such adjustments to eliminate fractional shares as you may

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

determine) which bears the same proportion to the total number of Additional Securities to be purchased from the Trust as the number of Firm Securities set forth opposite the name of such Underwriter in Schedule I bears to the total number of Firm Securities.

          In view of the fact that the proceeds of the sale of the Securities will be used to purchase Debentures, the Company agrees to pay as compensation ("Underwriter's Compensation") for the Underwriters' arranging the investment therein of such proceeds an amount in immediately available funds of $1.1875 per Security purchased hereunder.

          3.   Terms of Public Offering.  The Company is advised by you that the
               ------------------------
Underwriters propose (i) to make a public offering of their respective portions of the Securities as soon after the parties hereto have executed this Agreement, as in your judgment is advisable and (ii) initially to offer the Securities upon the terms set forth in the Prospectus.

          4.   Delivery and Payment.  Delivery to the Underwriters of and
               --------------------
payment for the Firm Securities and payment of the related Underwriters' Compensation shall be made at 10:00 A.M., New York City time, on June 11, 1997, or at such other time or such other date as the Underwriters and the Company may agree upon in writing. The time and date of such payment are referred to herein as the "Closing Date." As used herein, the term "Business Day" means any day other than a day on which banks are permitted or required to be closed in New York City.

          Delivery to the Underwriters of and payment for any Additional Securities to be purchased by the Underwriters and payment of the related Underwriters' Compensation shall be made at such place as you shall designate at 10:00 A.M., New York City time, on the date specified in the applicable exercise notice given by you pursuant to Section 2 (an "Option Closing Date"). Any such Option Closing Date and the location of delivery of and the form of payment for such Additional Securities may be varied by agreement between you and the Company.

          Certificates for the Securities shall be registered in such names and issued in such denominations as you shall request in writing not later than two full business days prior to the Closing Date or an Option Closing Date, as the case may be. Such certificates shall be made available to you for inspection not later than 9:30 A.M., New York City time, on the business day next preceding the Closing Date or the applicable Option Closing Date, as the case may be. Certificates in definitive form evidencing the Securities shall be delivered to you or as directed by you on the Closing Date or the applicable Option Closing Date, as the case may be, with any transfer taxes thereon duly paid by the Company, for the respective accounts of the several Underwriters, against payment to the Trust of the Purchase Price therefor by wire transfer in immediately available funds to the account specified by the

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Company to the Underwriters (no later than noon the Business Day prior to the
Closing Date or the applicable Option Closing Date, as the case may be).

          5.   Agreements of the Trust and the Company.  The Trust and the
               ---------------------------------------
Company agree with each of you:

               (a) To file the Prospectus, which shall be in a form reasonably satisfactory to you, with the Commission within the time periods specified by Rule 424; and to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities; and to furnish copies of the Prospectus to the Underwriters in New York City prior to 5:00 p.m., New York City time, on the Business Day next succeeding the date of this Agreement in such quantities as the Underwriters may reasonably request;

               (b) To advise you promptly and, if requested by you, to confirm such advice in writing, (i) when any post-effective amendment to the Registration Statement has been filed or becomes effective after the date of this Agreement, (ii) when any supplement to the Prospectus or any amended Prospectus has been filed, (iii) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of qualification of the Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for such purposes, and (v) of the happening of any event during the period referred to in paragraph (e) below which makes any statement of a material fact made in the Registration Statement or the Prospectus untrue or which requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading. The Trust and the Company will use their reasonable best efforts to prevent the issuance of any stop order by the Commission, and if at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, the Trust and the Company will make every reasonable effort to obtain the withdrawal or lifting of such order at the earliest possible time.

               (c) To furnish to you one signed copy and three conformed copies of the Registration Statement as first filed with the Commission and of each amendment to it, including all exhibits thereto and documents incorporated by reference

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

     therein, and to furnish to you and each Underwriter designated by you such number of conformed copies of the Registration Statement as so filed and of each amendment to it, without exhibits thereto but including the documents incorporated by reference therein, as you may reasonably request.

               (d) During the period specified in paragraph (e) below, not to file any amendment or supplement to the Registration Statement, whether before or after the time when it becomes effective, or to make any amendment or supplement to the Prospectus of which you shall not previously have been advised and given the opportunity to review, or to which you shall reasonably object; and to prepare and file with the Commission, promptly upon your reasonable request, any amendment to the Registration Statement or supplement to the Prospectus which may be necessary or advisable in connection with the distribution of the Securities by you, and, if applicable, to use its reasonable best efforts to cause the same to become promptly effective.

               (e) Promptly after the Registration Statement becomes effective, and from time to time thereafter for such period as in the opinion of counsel for the Underwriters a prospectus is required by law to be delivered in connection with sales by an Underwriter or a dealer, to furnish to each Underwriter and dealer as many copies of the Prospectus (and of any amendment or supplement to the Prospectus) as such Underwriter or dealer may reasonably request.

               (f) If during the period specified in paragraph (e) any event shall occur as a result of which, in the opinion of counsel for the Underwriters, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with any law, forthwith to prepare and file with the Commission an appropriate amendment or supplement to the Prospectus so that the statements in the Prospectus, as so amended or supplemented, will not in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with law, and to furnish to each Underwriter and to such dealers as you shall specify, such number of copies thereof as such Underwriter or dealers may reasonably request.

               (g) Prior to any public offering of the Securities, to cooperate with you and counsel for the Underwriters in connection with the registration or qualification of the Securities for offer and sale by the several Underwriters and by dealers under the state securities or Blue Sky laws of such jurisdictions as you may request, to continue such qualification in effect so long as required for distribution of the

                                       6
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     Securities and to file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification.

               (h) To mail and make generally available to its securityholders and to the Underwriters as soon as reasonably practicable an earnings statement covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the effective date of the Registration Statement, which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder, and to advise you in writing when such statement has been so made available.

               (i) For a period of 90 days after the date of the Prospectus Supplement not to (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option to purchase or otherwise transfer or dispose of any Securities, any equity securities of the Company, the Trust or any similar trust or any securities convertible into or exchangeable or exercisable for any equity securities of the Company, the Trust or any similar trust or
     (ii) enter into any swap or other agreement the transfers, in whole or in part, any of the economic consequences of ownership of any equity securities of the Company, the Trust or any similar trust, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of equity securities of the Company, the Trust or any similar trust, other securities, cash or otherwise, without prior written consent of J.P. Morgan Securities Inc., except for (a) sales, issuances or other dispositions made pursuant to existing officer, director or employee benefit plans (collectively, "Plans") and other incentive plans or upon the exercise of options issued, under existing or prior Plans, (b) conversion of the Series B Preferred Stock (as defined in the Registration
     Statement), the Securities, the Common Securities, and the Debentures, (c) shares of capital stock or other rights to acquire capital stock issued as consideration for acquired businesses, provided any such shares or rights referred to in this clause (c) are subject to resale restrictions equivalent to those in Exhibit A hereto and (d) sales pursuant to this Agreement.

               (j) To use the net proceeds received by the Company from the sale of the Securities pursuant to this Agreement in the manner specified in the Prospectus under the caption "Use of Proceeds."

               (k) To use its reasonable best efforts to list, subject to official notice of issuance, the Securities on the New York Stock Exchange (the "Exchange").

               (l) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, to pay all costs, expenses, fees and taxes incident to the performance of its obligations hereunder (excluding, without limitation, fees and disbursements of counsel for the Underwriters other than pursuant to clauses (iv) and (v) below), including without limiting the generality of the foregoing, all costs and expenses incident to (i) the preparation, issuance, and delivery of the certificates for the Securities, including any expenses of the Trustees, (ii) the preparation, printing, filing and distribution under the Securities Act of the Registration Statement (including financial statements and exhibits), each preliminary prospectus and all amendments and supplements to any of them prior to or during the period specified in paragraph (e), (iii) the printing and delivery of the Prospectus and any Preliminary Prospectus and all amendments or supplements to it during the period specified in paragraph (e), (iv) the printing and delivery of this Agreement, the Indenture, Preliminary and Supplemental Blue Sky Memoranda and all other agreements, memoranda, correspondence and other documents printed and delivered in connection with the offering of the Securities (including in each case any disbursements of counsel for the Underwriters relating to such printing and delivery of the Blue Sky Memorandum), (v) the registration or qualification of the Securities for offer and sale under the securities or Blue Sky laws of the several states (including in each case the reasonable fees and disbursements of counsel for the Underwriters relating to such registration or qualification and memoranda relating thereto), (vi) in connection with the listing of the Securities on the Exchange, (vii) filings and clearance with the National Association of Securities Dealers, Inc. in connection with the offering,
     (viii) furnishing such copies of the Registration Statement, the Prospectus and all amendments and supplements thereto as may be requested for use in connection with the offering or sale of the Securities by the Underwriters or by dealers to whom Securities may be sold, and (ix) the rating of the Securities including, without limitation, fees payable to rating agencies in connection therewith.

               (m) To use its reasonable best efforts to do and perform all things required or necessary to be done and performed under this Agreement by the Trust and the Company prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Securities.

          6.   Representations and Warranties of the Trust and the Company.  The
               -----------------------------------------------------------
Trust and the Company, jointly and severally, represent and warrant to each Underwriter that:

               (a) No order preventing or suspending the use of any preliminary prospectus has been issued by the Commission, and each preliminary prospectus filed

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

     as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter through J.P. Morgan Securities Inc. expressly for use therein;

               (b) The Registration Statement has been declared effective by the Commission under the Securities Act; no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Company, threatened by the Commission; and the Registration Statement and Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) comply, or will comply, as the case may be, in all material respects with the Securities Act and the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Trust Indenture Act"), and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the date of the Prospectus and any amendment or supplement thereto, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and the Prospectus, as amended or supplemented, if applicable, at the Closing Date will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the foregoing representations and warranties shall not apply to (i) that part of the Registration Statement which constitutes the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of any trustee (each a "Form T-1"), and (ii) statements or omissions in the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter through J.P. Morgan Securities Inc. expressly for use therein;

               (c) The documents incorporated by reference in the Prospectus, when they were filed with the Commission conformed in all material respects to the requirements of the Exchange Act, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act, and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

               (d) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with corporate power and corporate authority under such laws to own, lease and operate its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on the Company and its subsidiaries, considered as one enterprise.

               (e) Each of Con-Way Transportation Services, Inc., Emery Worldwide Airlines, Inc. ("EWA") and Menlo Logistics, Inc. (each individually, a "Significant Subsidiary" and collectively, the "Significant Subsidiaries") is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with corporate power and corporate authority under such laws to own, lease and operate its properties and conduct its business; and each Significant Subsidiary is duly qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on the Company and its subsidiaries, considered as one enterprise. All of the outstanding shares of capital stock of each Significant Subsidiary have been duly authorized and validly issued and are fully paid and non-assessable and are owned by the Company (except for directors' qualifying shares), free and clear of any pledge, lien, security interest, charge, claim, equity, encumbrance or adverse interest of any kind (except for restrictions on transfer arising under federal or state securities or blue sky laws).

               (f) As of the Closing Date, the Trust Securities will have been duly authorized by the Declaration and (x) when the Securities are duly executed, authenticated and issued in accordance with the terms of the Declaration and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement and (y) the Common Securities, when duly executed and issued in accordance with the terms of the Declaration and delivered to and paid for by the Company as provided in the Common Securities Purchase Agreement, such Trust Securities will be duly and validly issued and (subject to the terms of and except as provided in the Declaration) will be fully paid and nonassessable undivided beneficial interests in the assets of the Trust, not subject to any preemptive or similar rights, and will be convertible into shares of Common Stock as provided in the Declaration and the Indenture. Holders of Securities will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware (the "DGCL"). As of the Closing Date, all of the issued and outstanding Common Securities will be directly owned by the Company free and clear of any pledge, lien, security interest, charge, claim, equity, encumbrance or adverse interest of any kind, except for restrictions on transfer arising under the Declaration or federal or state securities or blue sky laws.

               (g) As of the Closing Date, the Declaration will have been duly authorized, executed and delivered by the Company and will be a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer or other similar laws relating or affecting creditors' rights generally or by general equitable principals and except as rights to indemnification and contribution may be limited by applicable law or public policy.

               (h) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Act, is and will be treated as a "grantor trust" for Federal income tax purposes under existing law, has the business trust power and business trust authority to enter into and perform its obligations under this Agreement and the Trust Securities and the Declaration and to conduct its business as described in the Registration Statement and Prospectus, has not conducted and will conduct no business other than as permitted by the Declaration and is not required to be authorized to do business in any other jurisdiction.

               (i) The Indenture has been duly qualified under the Trust Indenture Act and, at the Closing Date, will have been duly authorized, executed and delivered by the Company and will be a valid and binding agreement of the Company, enforceable in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer or other similar laws relating or affecting creditors' rights generally or by general equitable principals and except as rights to indemnification and contribution may be limited by applicable law or public policy; the Debentures have been duly authorized and when duly executed, attested and authenticated in accordance with the provisions of the

     Indenture and delivered to the Trust against payment therefor as provided in the Debenture Purchase Agreement, will be entitled to the benefits of the Indenture.

               (j) The Guarantee has been duly qualified under the Trust Indenture Act and, as of the Closing Date, assuming due authorization, execution and delivery by the Company thereunder, of the Guarantee, the Guarantee will be a valid and binding agreement of the Company, enforceable in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer or other similar laws relating or affecting creditors' rights generally or by general equitable principals and except as rights to indemnification and contribution may be limited by applicable law or public policy.

               (k) This Agreement has been duly authorized, executed and delivered by the Company.

               (l) The Securities, the Guarantee, the Indenture and the Debentures conform as to legal matters in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus. The Company had at the date indicated in the Prospectus a duly authorized, issued and outstanding capitalization as set forth in the Prospectus under the caption "Capitalization" and such authorized capital stock conforms as to legal matters in all material respects to the description thereof set forth in the Prospectus. All of the outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable. There are no outstanding options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or any contracts or commitments to issue or sell, any shares of Common Stock of the Company, any shares of capital stock of any subsidiary, or any such warrants, convertible securities or obligations, except as set forth in the Prospectus and except for options granted under, or contracts or commitments pursuant to, the Company's previous or currently existing stock option and other similar officer, director or employee benefit plans.

               (m) The Company is not in violation of its charter or by-laws, the Trust is not in violation of the Declaration and none of the Significant Subsidiaries is in violation of its charter or by-laws, except for any such violations which, individually and in the aggregate, would not have a material adverse effect on, with respect to the Company and the Significant Subsidiaries, the Company and its subsidiaries taken as a whole, or with respect to the Trust, the Trust, nor is the Trust, the Company or any of the Significant Subsidiaries in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties is subject, except for such defaults that would not have a material adverse effect on the condition (financial or otherwise), earnings, business affairs or business prospects of, with respect to the Company and the Significant Subsidiaries, the Company and its subsidiaries, considered as one enterprise, or with respect to the Trust, the Trust.
     The execution, delivery and performance by the Trust or the Company, as the case may be, of this Agreement, the Indenture, the Debentures, the Guarantee, the Declaration and the Securities and the compliance by the Trust or the Company, as the case may be, with all of their respective obligations hereunder and thereunder and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary action (corporate or otherwise) on the part of the Trust and the Company, as the case may be, and do not and will not result in any violation of the Declaration of the Trust or charter or by-laws of the Company or any Significant Subsidiary, and do not and will not violate or conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Trust, the Company or any Significant Subsidiary under any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which the Trust, the Company or any Significant Subsidiary is a party or by which it is bound or to which any of their respective properties are subject or any existing applicable law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Trust, the Company or any Significant Subsidiary or any of their respective properties (except for such violations, conflicts, breaches or defaults or liens, charges or encumbrances that would not have a material adverse effect on the condition (financial or otherwise), earnings, business affairs or business prospects of, with respect to the Trust, the Trust, or with respect to the Company and the Significant Subsidiaries, the Company and its subsidiaries, considered as one enterprise).

               (n) No authorization, approval, consent or license of any government, governmental instrumentality or court, domestic or foreign (other than under the Securities Act, the Exchange Act, the Trust Indenture Act, and the securities or blue sky laws of the various states and of foreign jurisdictions) is required for the valid authorization, issuance, sale and delivery of the Securities, for the execution, delivery or performance by the Trust or the Company, as the case may be, of this Agreement, the Indenture, the Debentures, the Guarantee, the Declaration and the Securities or for the consummation by the Company or the Trust, as the case may be, of the transactions contemplated hereby or thereby, except such of the foregoing as will be obtained prior to the Closing Date.

          (o) Except as disclosed in the Prospectus, there is no action, suit or proceeding before or by any government, governmental instrumentality or court, domestic or foreign, now pending or, to the knowledge of the Company or the Trust, threatened against or affecting the Trust, the Company or any Significant Subsidiary or any of their respective officers or Regular Trustees (as defined in the Declaration), as applicable, in their capacity as such, in which there is a reasonable possibility of an adverse decision that would (A) result in any material adverse change in the condition (financial or otherwise), earnings, business affairs or business prospects of, with respect to the Trust, the Trust or, with respect to the Company and the Significant Subsidiaries, the Company and its subsidiaries, considered as one enterprise, (B) materially and adversely affect the properties or assets of, with respect to the Trust, the Trust or, with respect to the Company and the Significant Subsidiaries, the Company and its subsidiaries, considered as one enterprise or (C) adversely affect the consummation of the transactions contemplated in this Agreement; the aggregate of all pending legal or governmental proceedings that are not described in the Prospectus to which the Trust, the Company or any Significant Subsidiary is a party or which affect any of their respective properties and in which there is a reasonable possibility of an adverse decision, including ordinary routine litigation incidental to the business of the Trust, the Company or any Significant Subsidiary, would not have a material adverse effect on the condition (financial or otherwise), earnings, business affairs or business prospects of, with respect to the Trust, the Trust or, with respect to the Company and the Significant Subsidiaries, the Company and its subsidiaries, considered as one enterprise; and there are no contracts or other documents that are required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required;

               (p) Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, ("ERISA") that is maintained, administered or contributed to by the Company or any of its subsidiaries for employees or former employees of the Company and its subsidiaries has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Internal Revenue Code of 1986, as amended, ("Code"), except where the failure to comply would not have a material adverse effect on the Company and its subsidiaries considered as one enterprise. No prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code has occurred with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption, except where such prohibited transaction would not have a material adverse effect on the Company and its subsidiaries taken as one enterprise. For each such plan which is subject to the funding rules of Section 412 of the Code or Section

     302 of ERISA no "accumulated funding deficiency" as defined in Section 412 of the Code has been incurred, whether or not waived, and the fair market value of the assets of each such plan (excluding for these purposes accrued but unpaid contributions) exceeded the present value of all benefits accrued under such plan determined using reasonable actuarial assumptions. There is no reasonable likelihood that the Company or any of its subsidiaries could incur liability under Title IV of ERISA or suffer the imposition of one or more liens under ERISA or the Code with respect to any such plan or other employee benefit plan, except as otherwise disclosed in or contemplated by the Prospectus and except for such liability or lien which would not have a material adverse effect on the Company and its subsidiaries considered as one enterprise.

               (q) The Company has no knowledge of any actionable violation by the Company or any of its subsidiaries of any federal, state or local law relating to employment and employment practices, discrimination in the hiring, promotion or pay of employees, or any applicable wage or hour laws, which, individually or in the aggregate, would result in a material adverse effect on the Company and its subsidiaries, considered as one enterprise. There is (A) no material unfair labor practice complaint pending or, to the knowledge of the Company, threatened against the Company before the National Labor Relations Board or any state or local labor relations board, nor are any material grievance or arbitration proceedings arising under any collective bargaining agreement pending or, to the knowledge of the Company, threatened against the Company, (B) no labor strike, dispute, slowdown or stoppage ("Labor Dispute") in which the Company is involved, nor, to the knowledge of the Company, is any Labor Dispute imminent, other than routine disciplinary and grievance matters, and (C) except as disclosed in or contemplated by the Prospectus, no question concerning union representation within the meaning of the National Labor Relations Act existing with respect to the employees of the Company and, to the knowledge of the Company, no union organizing activities are taking place by employees of the Company or any of its subsidiaries, which, with respect to any matter specified in clauses (A), (B) or (C) above, whether considered singly or in the aggregate, would have a material adverse effect on the Company and its subsidiaries, considered as one enterprise.

               (r) Arthur Andersen LLP, which reported upon the audited financial statements and related notes included in the Prospectus, is an independent public accountant with respect to the Company in accordance with the provisions of the Securities Act and the rules and regulations of the Commission thereunder.

               (s) The financial statements, together with the related notes and schedules thereto, included or incorporated by reference in the Registration Statement and the Prospectus (and any amendment or supplement thereto) present fairly the consolidated financial position, results of operations and cash flow of the Company and its subsidiaries on the basis stated in the Registration Statement and the Prospectus at the respective dates and for the respective periods to which they apply; such statements and related notes and schedules thereto have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data set forth in the Registration Statement and the Prospectus (and any amendment or supplement thereto), in all material respects, present fairly the information purported to be shown thereby at the respective dates or for the respective periods to which they apply and, to the extent that such information is set forth in or has been derived from the financial statements and accounting books and records of the Company, have been prepared on a basis consistent with such financial statements and the books and records of the Company.

               (t) Since the respective dates as of which information is given in the Prospectus, except as otherwise stated therein or contemplated thereby, there has not been (A) any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business, (B) any transaction or agreement entered into by the Company, whether or not arising in the ordinary course of business, that is material to the Company and its subsidiaries, considered as one enterprise, (C) any dividend or distribution of any kind declared, paid or made by the Company on its capital stock, except for regular periodic dividends on its capital stock, or (D) any change in the capital stock or long-term debt of the Company or any of its subsidiaries, except for the issuance of Common Stock upon the conversion of the Company's Series B Cumulative Convertible Preferred Stock, the issuance of capital stock, options and other securities under existing officer, director or employee benefit plans or upon the exercise of options issued under existing or prior officer, director or employee benefit plans and except for changes in long-term debt in the ordinary course of business.

               (u) The Company and the Significant Subsidiaries each owns, possesses or has obtained all governmental licenses, permits, certificates, consents, orders, approvals and other authorizations necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as presently conducted, and the Company has not received any notice of proceedings relating to revocation or modification of any such licenses, permits, certificates, consents, orders, approvals or authorizations, except in each case for such licenses, permits, certificates, consents, orders, approvals and other authorizations or revocations or modifications thereof which would not have a material adverse effect on the Company and its subsidiaries considered as one enterprise. Each of the Company and the Significant Subsidiaries is in compliance with all laws and regulations relating to the conduct of its business as conducted as of the date of the Prospectus. The Company is in compliance with all the laws and regulations relating to the conduct of its business except for any such non-compliance which, individually or in the aggregate, would not have a material adverse effect on the Company and its subsidiaries taken as a whole.

               (v) Neither the Trust nor the Company is and, after giving effect to the offering and the sale of the Securities, will be an "investment company" or a company controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

               (w) Except as would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, or otherwise require disclosure in the Registration Statement, and except as otherwise set forth in or contemplated by the Prospectus, (i) none of the Company or any of its subsidiaries is in violation of any federal, state or local laws and regulations relating to pollution or protection of human health or the environment, including, without limitation, laws and regulations relating to emissions, discharges, releases or threatened releases of toxic or hazardous substances, materials or wastes, or petroleum and petroleum products ("Materials of Environmental Concern"), or otherwise relating to the protection of human health and safety, or the use, treatment, storage, disposal, transport or handling of Materials of Environmental Concern (collectively, "Environmental Laws"), which violation includes, but is not limited to, noncompliance with, or lack of, any permits or other environmental authorizations, and (ii) (A) none of the Company or any of its subsidiaries has received any communication (written or oral), whether from a governmental authority or otherwise, alleging any such violation or noncompliance, and there are no circumstances, either past, present or that are reasonably foreseeable, that could reasonably be expected to lead to any such violation in the future, (B) there is no pending or, to the knowledge of the Company, threatened claim, action, investigation or notice (written or oral) by any person or entity alleging potential liability for investigatory, cleanup, or governmental response costs, or natural resources or property damages, or personal injuries, attorney's fees or penalties relating to (x) the presence, or release into the environment, of any Materials of Environmental Concern at any location owned or operated by the Company or any of its subsidiaries now or in the past, or (y) circumstances forming the basis of any violation or potential violation, of any Environmental Law (collectively, "Environmental Claims"), and (C) there are no past or present actions, activities, circumstances, conditions, events or incidents that could form the basis of any Environmental Claim against the Company or any of its subsidiaries or against any person or entity for whose acts or omissions the Company or any of its subsidiaries is or may reasonably be expected to be liable, either contractually or by operation of law. In the ordinary course of business, the Company and/or certain of its subsidiaries, as appropriate, have conducted environmental investigations of, and have reviewed reasonably available information regarding, the business, properties and operations of the Company and its subsidiaries, and of other properties within the vicinity of their business, properties and operations, as appropriate for the circumstances of each such property and operation; on the basis of such reviews and investigations, the Company has reasonably concluded that, except as disclosed or contemplated by the Prospectus, any costs and liabilities associated with such matters would not have, singly or in the aggregate, a material adverse effect on the Company and its subsidiaries, considered as one enterprise, or otherwise require disclosure in the Registration Statement.

               (x) No person has the right to require the Trust or the Company to register any securities for offering and sale under the Securities Act by reason of the filing of the Registration Statement with the Commission or the issue and sale of the Securities.

               (y) The Common Stock issuable upon conversion of the Securities has been duly authorized by the Company and validly reserved for issuance by the Company upon such conversion by all necessary corporate action and such Common Stock, when duly issued upon such conversion, will be validly issued and fully paid and non-assessable; no holder thereof will be subject to personal liability solely by reason of being such a holder; and the issuance of such Common Stock upon such conversion will not be subject to preemptive rights.

               (z) The Company and each of the Significant Subsidiaries have timely filed (or have had timely filed on their behalf) all material Tax returns required by applicable law to be filed by them prior to the date hereof (taking into account any properly granted extensions of time to file any Tax returns), and all such Tax returns are true, complete, and correct in all material respects. Except as otherwise stated in the Prospectus, the Company and each of the Significant Subsidiaries have paid (or have had paid on their behalf) all material Taxes (as defined below) due or claimed to be due from the Company, other than those (i) currently payable without penalty or interest or (ii) being contested in good faith and by appropriate proceedings. Other than Tax items relating to proposed assessments or Audits (as defined below) which have been disclosed to counsel for the Underwriters, there are no other Tax items that are currently under examination by any Tax Authority (as defined below) or, to the best knowledge of the Company, could result in a proposed deficiency if examined by a Tax Authority in respect of which there is a reasonable possibility of a determination that would be adverse to the Company and that would have a material adverse effect on the Company and its subsidiaries considered as one enterprise. In addition, the Company hereby confirms that it has disclosed to counsel for the Underwriters all proposed assessments that have been made by the Internal Revenue Service and all issues that have been raised by the Internal Revenue Service in connection with the matters set forth in the Prospectus under the caption "Risk Factors -- Certain Tax Matters Relating to Emery".

          For purposes of this paragraph 6(z):

               "Taxes" shall mean all federal, state, local and foreign taxes, and other assessments of a similar nature, whether imposed directly or through withholding), including any interest, additions to tax or penalties applicable thereto; and

               "Audit" shall mean any audit, assessment of Taxes, other
                -----
     examination by any tax authority, proceeding or appeal of such proceeding relating to Taxes.

               "Tax Authority" means the Internal Revenue Service and any other
                -------------
     domestic or foreign governmental authority responsible for the administration of any Taxes.

               (aa) Neither the Trust, the Company nor any of the Significant Subsidiaries has taken or will take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Securities.

               (ab) Any certificate signed by any Regular Trustee of the Trust or officer of the Company and delivered to you or your counsel on or after the date of this Agreement shall be deemed a representation and warranty by the Company to you as to the matters covered thereby.

               (ac) The United States Postal Service ("USPS") Agreement, dated April 23, 1997, has been duly authorized, executed and delivered by EWA and is a valid and binding agreement of EWA which is in full force and effect and there are no material breaches of the Agreement by EWA or, to the Company's knowledge, the USPS.

          7.  Indemnification.  (a)  Each of the Trust and the Company, jointly
              ---------------
and severally, agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities (including, without limitation, but subject to paragraph (b) below, the legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted) and judgments (i) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information furnished in writing to the Company by or on behalf of any Underwriter through J.P. Morgan Securities Inc. expressly for use therein; provided, however, that
                                                       --------  -------
the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages, liabilities or judgments purchased Securities, or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Securities to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages, liabilities or judgments.

               (b) In case any action shall be brought against any Underwriter or any person controlling such Underwriter, based upon any preliminary prospectus, the Registration Statement or the Prospectus or any amendment or supplement thereto and with respect to which indemnity may be sought against the Trust and the Company, such Underwriter shall promptly notify the Trust and the Company in writing and the Trust and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses. Any Underwriter or any such controlling person shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless (i) the employment of such counsel has been specifically authorized in writing by the Trust and the Company, (ii) the Trust and the Company have failed within a reasonable time to retain counsel reasonably satisfactory to such Underwriter or such controlling person or (iii) the named parties to any such action (including any impleaded parties) include both such Underwriter or such controlling person and the Trust and the Company and such Underwriter or such controlling person shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Trust and the Company (in which case the Trust and the Company shall not have the right to assume the defense of such action on behalf of such Underwriter or such controlling person, it being understood, however, that the Trust and the Company shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to one firm of local counsel) for all such Underwriters and controlling persons, which firm shall be designated in writing by J.P. Morgan Securities Inc. and that all such fees and expenses shall be reimbursed as they are incurred). The Trust and the Company shall not be liable for any settlement of any such action effected without the written consent of the Trust and the Company but if settled with the written consent of the Trust and the Company, the Trust and the Company agree to indemnify and hold harmless any Underwriter and any such controlling person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. Notwithstanding the immediately preceding sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, such indemnifying party shall not be liable for any settlement effected without its written consent if such indemnifying party (x) reimburses such indemnified party in accordance with such request to the extent that the indemnifying party in its judgment considers such request to be reasonable and (y) provides written notice to the indemnified party stating that reason it deems the unpaid balance unreasonable, in each case prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

          (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless (i) the Trust, the Trustees, each person who, on behalf of the Company as sponsor of the Trust, signed the Registration Statement and any person controlling the Trust within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and (ii) the Company, its directors, its officers who signed the Registration Statement and any person controlling the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, in each such case to the same extent as the foregoing indemnity from the Trust and the Company to each Underwriter but only with reference to information furnished in writing by or on behalf of such Underwriter through J.P. Morgan Securities Inc. expressly for use in the Registration Statement, the Prospectus, any preliminary prospectus or any amendment or supplement thereto. In case any action shall be brought against the Trust, any Trustee, any person who, on behalf of the Company as sponsor of the Trust, signed the Registration Statement or any person controlling the Trust or against the Company, any of its directors, any officer of the Company who signed the Registration Statement or any person controlling the Company based on the Registration Statement, the Prospectus or any preliminary prospectus or any amendment or supplement thereto and in respect of which indemnity may be sought against any Underwriter, the Underwriter shall have the rights and duties given to the Trust and the Company (except that if the Trust and the Company shall have assumed the defense thereof, such Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Underwriter), and the Trust, the Trustees, any person who, on behalf of the Company as sponsor of the Trust, signed the Registration Statement and any person controlling the Trust, and the Company, its directors, any officers of the Company who signed the Registration Statement and any person controlling the Company shall have the rights and duties given to the Underwriter, by Section 7(b) hereof.

               (d) If the indemnification provided for in this Section 7 is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Trust and the Company on the one hand and the Underwriters on the other hand from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Trust, the Company and the Underwriters in connection with the state-ments or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by the Trust and the Company on the one hand and the Underwriters on the other hand shall be deemed to be in the same respective proportions as the total proceeds from the offering received by the Trust and the Company (before deducting expenses but after deducting the total Underwriters' Compensation), and the total Underwriters Compensation received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus, bear to the total price to the public of the Securities. The relative fault of the Trust and the Company on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Trust, the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The Trust, the Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation (even if the Underwriters were treated as
                   --- ----
     one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 7(d) are several in proportion to the respective number of Securities purchased by each of the Underwriters hereunder and not joint.

          The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

          8.  Conditions of Underwriters' Obligations.  The several obligations
              ---------------------------------------
of the Underwriters to purchase the Securities under this Agreement on the Closing Date or the Option Closing Date, as the case may be, are subject to the performance by the Company and the Trust of their obligations hereunder and to the following additional conditions:

               (a) All the representations and warranties of the Trust and the Company contained in this Agreement shall be true and correct on the Closing Date or the Option Closing Date, as the case may be, with the same force and effect as if made on and as of the Closing Date or the Option Closing Date, as the case may be.

               (b) The Registration Statement shall have become effective (or if a post-effective amendment is required to be filed under the Securities Act, such post-effective amendment shall have become effective) not later than 5:00 P.M., New York City time, on the date hereof; and no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment shall be in effect, and no proceedings for such purpose shall be pending before or threatened by the Commission; the Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Securities Act and in accordance with Section 5(a) hereof; and all requests for additional information shall have been complied with to the satisfaction of the Underwriters;

               (c) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date or the Option Closing Date, as the case may be, there shall not have been any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded to any of the Company's or the Trust's securities or to any securities of any other trust that is organized in substantially the form of, and for substantially the same purpose as, the Trust and whose common equity capital is wholly owned by the Company or any subsidiary, by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act.

               (d) (i) Since the date of the latest balance sheet included or incorporated by reference in the Prospectus, there shall not have been any material adverse change, or any development involving a prospective material adverse change, in or affecting the condition, financial or otherwise, or in the earnings, affairs or business prospects, whether or not arising in the ordinary course of business, of the Company and its subsidiaries, taken as a whole, from that described in the Prospectus, (ii) since the date of the latest balance sheet included or incorporated by reference in the Pro-spectus there shall not have been any material adverse change, or any development involving a prospective material adverse change, in the capital stock or in the long-term debt of the Company from that set forth in the Prospectus, (iii) the Trust and the Company shall have no liability or obligation, direct or contingent, which is material to, in the case of the Trust, the Trust, or, in the case of the Company, the Company and its subsidiaries, taken as a whole, other than those reflected in or contemplated by the Prospectus, (iv) since the date of the latest balance sheet included or incorporated by reference in the Prospectus, neither the Trust nor Company has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and (v) on the Closing Date or the Option Closing Date, as the case may be, you shall have received a certificate dated the Closing Date, signed on behalf of the Company by the Chief Executive Officer, Chief Financial Officer, Treasurer, or any Vice President of the Company as you may specify confirming the matters set forth in paragraphs (a), (b), (c) and (d) of this Section 8.

               (e) You shall have received on the Closing Date an opinion (satisfactory to you and counsel for the Underwriters), dated the Closing Date or the Option Closing Date, as the case may be, of Eberhard G.H. Schmoller, General Counsel for the Company, to the effect that:

                    (i) the Company and each of the Significant Subsidiaries has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction (other than foreign jurisdictions) of incorporation and has the corporate power and corporate authority to conduct its business and to own, lease and operate its properties as described in the Prospectus;

                    (ii) the Company and each of the Significant Subsidiaries is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction (other than foreign jurisdiction) in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified or in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

                    (iii) except as set forth in the Prospectus, all of the outstanding shares of capital stock of the Significant Subsidiaries have been duly authorized and are owned by the Company (except for directors qualifying shares), free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind (except for restrictions on transfer arising under federal or state securities or blue sky laws);

                    (iv) the outstanding shares of capital stock of the Company have been duly authorized and are validly issued, fully paid and non-assessable;

                    (v) the Company is not in violation of its charter or by-laws, the Trust is not in violation of the Declaration, and none of the Significant Subsidiaries is in violation of its charter or by-laws, except for any such violations which would not have a material adverse effect on, in the case of the Trust, the Trust, or, in the case of the Company and the Significant Subsidiaries, the Company and its subsidiaries taken as a whole;

                    (vi) the execution, delivery and performance of this Agreement, the Indenture, Debentures, Guarantee and Declaration by the Company, the compliance by the Trust and the Company with their respective obligations hereunder and thereunder, the issuance of the Securities and the consummation of the transactions contemplated hereby and thereby do not, to the knowledge of such counsel, require any consent, approval, authorization, license or other order of any United States federal court sitting in the State of California, any California state court or any United States federal or California state regulatory body, administrative agency or other governmental body under Applicable Laws (as defined below) (except such as may be required under the Securities Act, the Exchange Act, the Trust Indenture Act or other securities or Blue Sky laws) and do not conflict with or constitute a breach of any of the terms or provisions of, or a violation or a default under, the Declaration, the charter or by-laws of the Company or any of the Significant Subsidiaries or, to the knowledge of such counsel, any bond, debenture, note, indenture, mortgage, deed of trust, loan arrangement or any other agreement or other instrument to which the Trust, the Company or any of the Significant Subsidiaries is a party or by which the Trust, the Company or any of the Significant Subsidiaries or their respective properties are bound that is material to, in the case of the Trust, the Trust, or, in the case of the Company and the Significant Subsidiaries, the Company and its subsidiaries, taken as a whole, or, to the knowledge of such counsel, violate or conflict with any United States federal or California state laws or administrative regulations or any rulings or decrees of any United States federal court sitting in the State of California or any California state court which are applicable to the Trust, the Company or any of the Significant

          Subsidiaries or their respective properties, except in any such case for such conflicts, breaches, violations or defaults which would not have a material adverse effect on, in the case of the Trust, the Trust, or, in the case of the Company and the Significant Subsidiaries, the Company and its subsidiaries taken as a whole. Such counsel may state that, for purposes of such opinion, the term "Applicable Laws" means those state laws of the State of California, federal laws of the United States of America and portions of the DGCL which, in such counsel's experience, are normally applicable to transactions of the type contemplated by this Agreement (provided that the term "Applicable Laws" shall not include United States federal or state securities or blue sky laws or the rules and regulations thereunder, the Trust Indenture Act or the rules and regulations of the Commission thereunder, the Investment Company Act of 1940, as amended, or the rules and regulations thereunder (collectively, the "1940 Act"), any antifraud laws or any law, rule or regulation that may have become applicable as a result of any Underwriter's involvement with the transactions contemplated by this Agreement or because of any facts specifically pertaining to any Underwriter), but without such counsel having made any special investigation concerning the applicability of any other law, rule or regulation;

                    (vii) other than as set forth or contemplated in the Prospectus, to such counsel's knowledge, there are no legal or governmental investigations, actions, suits or proceedings (other than any legislative proceedings) pending or threatened against the Trust, the Company or any of the Significant Subsidiaries or any of their respective properties or to which the Company or any of the Significant Subsidiaries is or may be a party or to which any property of the Trust, the Company or any of the Significant Subsidiaries is or may be the subject in which there is a reasonable possibility of a determination adverse to the Trust, the Company or any of the Significant Subsidiaries that would have individually or in the aggregate, a material adverse effect on, in the case of the Trust, the Trust, or, in the case of the Company and the Significant Subsidiaries, the Company and its subsidiaries taken as a whole;

                    (viii) to the knowledge of such counsel, each of the Company and the Significant Subsidiaries owns, possesses or has obtained all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all United States federal and California state governmental authorities necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as conducted as of the date hereof, except where the failure to own, possess or obtain any such license, permit, certificate, consent, order, approval or authorization would not have a material adverse effect on the Company and its subsidiaries taken as a whole, and to the knowledge of such counsel, neither the Company nor any of the Significant Subsidiaries has received any actual notice of any proceeding relating to revocation or modification of any such license, permit, certificate, consent, order, approval or other authorization, except as described in the Registration Statement or the Prospectus and except where the revocation or modification thereof would not have a material adverse effect on the Company and its subsidiaries taken as a whole; and

                    (ix) the documents incorporated by reference in the Prospectus or any further amendment or supplement thereto made by the Company prior to the Closing Date or the Option Closing Date, as the case may be, (other than the financial statements and schedules and other financial and statistical data included or incorporated by reference therein or omitted therefrom, and other than the exhibits thereto, as to which such counsel need express no opinion) when they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act.

          Eberhard G.H. Schmoller shall further state that he has participated in conferences with officers and other representatives of the Company, and representatives of the independent public accountants for the Company and your representatives, at which conferences the contents of the Registration Statement, the Prospectus and related matters were discussed and although such counsel has not independently verified and is not passing upon and assumes no responsibility for the accuracy, completeness or fairness of the statements included or incorporated by reference in the Registration Statement, the Prospectus or the documents incorporated or deemed to be incorporated by reference therein and has made no independent verification thereof, no facts have come to such counsel's attention which led him to believe that the Registration Statement (other than financial statements and schedules and other financial or statistical data included therein or omitted therefrom and other than any Form T-1, as to which no statement need be made) at its effective date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading, or the Prospectus (other than financial statements and schedules and other financial or statistical data included therein or omitted therefrom, as to which no statement need be made), as of the date of the Prospectus Supplement or the Closing Date, contains any untrue statement of a material fact or omitted to state any material fact necessary to make the statements contained therein, in the light of the circumstances under which they were made, not misleading. Such counsel may further state that such opinion is limited to matters arising under the federal laws of the United States of America, the laws of the State of California and the DGCL, and such counsel expresses no opinion as to the laws of any other jurisdiction or, in the case of Delaware, any other Delaware laws, or as to the municipal laws or the laws of any other local agencies or governmental authorities within the State of California or any matters arising thereunder or relating thereto. Such counsel may further state that any opinions as to good standing or due qualification of the Company or any of its subsidiaries are based solely upon good standing and other similar certificates of public officials. Such counsel may further state that, insofar as such opinion concerns any bond, debenture, note, indenture, mortgage, deed of trust, loan arrangement or other agreement or instrument referred to in clause (vi) above or this Agreement, the Indenture, the Debentures, the Guarantee, the Declaration (collectively, "Relevant Agreements"), such counsel has assumed that such Relevant Agreements are governed by and construed in accordance with the internal laws of the State of California and, insofar as such opinion concerns the Trust, such counsel has assumed that the laws of the State of Delaware applicable to Delaware statutory business trusts are the same as the laws of the State of California applicable to California corporations.

          In rendering his opinions above, Mr. Schmoller may rely as to factual matters on such certificates of the Company's officers, the Regular Trustees or of governmental officials as he may deem relevant or necessary for such opinions and as to matters governed by other than federal or California law or by the DGCL on opinions of local counsel.

               (f) You shall have received on the Closing Date an opinion (satis factory to you and counsel for the Underwriters), dated the Closing Date or the Option Closing Date, as the case may be, of Brown & Wood LLP, counsel for the Company, to the effect that:

                   (i) the Trust is not and, immediately after giving effect to the sale of the Securities to the Underwriters on the date of such opinion, will not be required to be registered under the Investment Company Act of 1940, as amended.

                   (ii) the Debentures have been duly authorized by all necessary corporate action on the part of the Company and (assuming the due authorization, execution and delivery of the Indenture by the trustee thereunder), when executed and attested by duly authorized officers of the Company under its corporate seal, authenticated, issued and delivered, all in accordance with the provisions of the Indenture, and delivered to and paid for by the Trust as set forth in the Debenture Purchase Agreement, will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company enforceable against the Company in accordance with their terms except as may be limited by bankruptcy, insolvency reorganization, moratorium, arrangement, fraudulent conveyance, fraudulent transfer or other similar laws relating to or affecting creditors' rights generally or by general equitable principles;

                    (iii) this Agreement has been duly authorized by all necessary corporate action on the part of the Company and has been duly executed and delivered by the Company;

                    (iv) the Indenture and the Guarantee have been duly qualified under the Trust Indenture Act, the Indenture, Declaration and Guarantee have been duly authorized by all necessary corporate action on the part of the Company and have been duly executed and delivered by the Company, and (assuming the due authorization, execution and delivery of the Indenture and the Guarantee by the trustees thereunder) the Indenture and the Guarantee are valid and binding agreements of the Company, enforceable against the Company in accordance with their respective terms except as may be limited by bankruptcy, insolvency reorganization, moratorium, arrangement, fraudulent conveyance, fraudulent transfer or other similar laws relating to or affecting creditors' rights generally or by general equitable principles, and except that no opinion need be expressed regarding Section 606 of the Indenture or Section 8.2 of the Guarantee and except as rights to indemnity and contribution may be limited by applicable law or public policy;

                    (v) the Registration Statement has become effective under the Securities Act (assuming compliance with clause (2) of Rule 462(b) in the case of any Additional Registration Statement) and, to the best of such counsel's knowledge, no stop order suspending its effectiveness has been issued and no proceedings for that purpose are pending before or contemplated by the Commission;

                    (vi) the statements under the captions "Description of Capital Stock" (other than statements under such caption (i) regarding the number of outstanding shares of any class or series of capital stock, (ii) the number of shares of Common Stock issuable upon conversion of the Series B Preferred Stock (as defined in the Prospectus) or the number of votes per share of Series B Preferred Stock, or (iii) in the first sentence of the second paragraph and the last sentence of the third paragraph under the subcaption "-- Preferred Stock -- Series B Preferred Stock"), "Description of Debt Securities," (other than statements under such caption regarding the Senior Debt Securities and the

          Senior Indenture (as such terms are defined in the Prospectus)), "Description of the TECONS (other than the statements under the subcaption "-- Book-Entry Only Issuance -- The Depository Trust Company"), "Description of the Guarantee," "Description of the Convertible Debentures" (other than the statements under the sub-captions "-- Book-Entry and Settlement" and "-- The Depository"), "Description of Trust Preferred Securities," and "Description of Preferred Securities Guarantee," in the Prospectus, insofar as such statements constitute a summary of certain provisions of the Indenture, the Debentures, the Declaration, the Securities, the Guarantee or the Company's charter and by-laws (assuming for such purpose that the Declaration and the Securities and all rights and obligations thereunder were governed by and construed in accordance with the internal laws of the State of New York) accurately summarize such provisions in all material respects;

                    (vii) Although the discussion set forth in the Prospectus under the caption "Certain Federal Tax Consequences" does not purport to discuss all possible United States federal income tax consequences of the purchase, ownership and disposition of the Securities, such discussion constitutes, in all material respects, a fair and accurate summary of the United States federal income tax consequences of the purchase, ownership and disposition of the Securities under current law;

                    (viii) The Trust will be classified for United States federal income tax purposes as a grantor trust and not as an association taxable as a corporation;

                     (ix) To such counsel's knowledge, no consent, approval, authorization or other order of any federal regulatory body, administrative agency or other governmental body of the United States of America or any state regulatory body, administrative agency or other governmental body of the States of California or New York is legally required under Applicable Laws for the issuance and sale of the Securities to the Underwriters as contemplated by this Agreement or the public offering of the Securities contemplated by the Prospectus. Such counsel may state that, for purposes of such opinion, the term "Applicable Laws" means those state laws of the State of California and the State of New York, federal laws of the United States of America and portions of the DGCL which, in the experience of such counsel, are normally applicable to transactions of the type contemplated by the Underwriting Agreement (provided that the term "Applicable Laws" shall not include federal or state securities or blue sky laws, the Trust Indenture Act or the rules and regulations of the Commission thereunder, the 1940 Act, any antifraud laws, any law or regulation relating to transportation, aviation or similar matters, or any law, rule or regulation that may have become applicable as a result of any Underwriter's involvement with the transactions contemplated by this Agreement or because of any facts specifically pertaining to any Underwriter), but without such counsel having made any special investigation concerning the applicability of any other law, rule or regulation;

                    (x) the Common Stock initially issuable upon conversion of the Debentures has been duly authorized by the Company and validly reserved for issuance by the Company upon such conversion by all necessary corporate action on the part of the Company and such Common Stock, when duly issued upon such conversion in accordance with terms of the Indenture and at conversion prices at or in excess of the par value of the Common Stock at the time, will be validly issued and fully paid and non-assessable; no holder of Common Stock is subject to personal liability under the DGCL solely by reason of being such a holder; and the issuance of such Common Stock upon such conversion is not subject to preemptive rights arising under the certificate of incorporation or by-laws of the Company or the DGCL.

          Brown & Wood LLP shall further state that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company and your representatives, at which conferences the contents of the Registration Statement, Prospectus and related matters were discussed, and although such counsel has not independently verified and is not passing upon and assumes no responsibility for the accuracy, completeness or fairness of the statements included or incorporated by reference in the Registration Statement, the Prospectus or the documents incorporated or deemed to be incorporated by reference therein and has made no independent verification thereof (A) such counsel is of the opinion that the Registration Statement, as amended if applicable, except for financial statements and schedules and other financial or statistical data included or incorporated by reference therein or omitted therefrom, the documents incorporated by reference therein, the exhibits thereto and other than any Form T-1, as to which no opinion need be expressed, at the time the most recent post-effective amendment thereto was declared effective, complied as to form in all material respects with the applicable requirements of the Securities Act and (B) no facts have come to such counsel's attention which led them to believe that the Registration Statement (other than financial statements and schedules and other financial or statistical data included or incorporated by reference therein or omitted therefrom and other than any Form T-1, as to which no statement need be made) at the effective date of the most recent post-effective amendment thereto, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or the Prospectus (other than financial statements and schedules and other financial or statistical data included or incorporated by reference therein or omitted therefrom, as to which no statement need be made), as of the date of the Prospectus Supplement or the Closing Date, included any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such counsel may further state that any opinions as to good standing or due qualification of the Company or any of its subsidiaries are based solely upon good standing and other similar certificates of public officials. Such counsel may further state that such opinion is limited to matters arising under the federal laws of the United States of America, the laws of the States of California and New York and the DGCL, and such counsel expresses no opinion as to the laws of any other jurisdiction or, in the case of Delaware, any other Delaware laws, or as to the municipal laws or the laws of any other local agencies or governmental authorities within the States of California and New York or any matters arising thereunder or relating thereto.

          In rendering their opinions above, Brown & Wood LLP may rely as to factual matters on such certificates of the Company's officers, the Regular Trustees, or of governmental officials as they may deem relevant or necessary for such opinions and as to matters governed by other than federal or California or New York law or by the DGCL on opinions of local counsel.

               (g) The Underwriters shall have received on and as of the Closing Date or Option Closing Date, as the case may be, an opinion of Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Underwriters, with respect to the due authorization and valid issuance of the Securities, the Registration Statement, the Prospectus and other related matters as the Underwriters may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters.

          In addition, Skadden, Arps, Slate, Meagher and Flom LLP, will make a statement to the effect that such counsel has participated in conferences with officers and other representatives of the Company and representatives of the independent public accountants for the Company, at which conferences the contents of the Registration Statement, Prospectus and related matters were discussed, and, although such counsel has not independently verified and is not passing upon and assume no responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, except as specified, no facts have come to such counsel's attention which lead such counsel to believe that the Registration Statement (other than any financial statements or other financial or statistical information therein and that part of the Registration Statement that constitutes the

Form T-1 as to which no opinion is expressed) at the effective date of the most recent post-effective amendment thereto contained any untrue statement or a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements contained therein not misleading, or that the Prospectus as of its date or the Closing Date (other than any financial statements or other financial or statistical information therein as to which no opinion is expressed), contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements contained therein, in the light of the circumstances under which they were made, not misleading.

               (h) You shall have received on the Closing Date an opinion (satisfactory to you and counsel for the Underwriters), dated the Closing Date, or Option Closing Date, as the case may be, of Richards, Layton & Finger, P.A., special counsel for the Trust, to the effect that:

                    (i) the Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Act and under the Declaration and the Delaware Act has the business trust power and authority to conduct its business as described in the Registration Statement and Prospectus;

                    (ii) assuming due authorization, execution and delivery of the Declaration by the Company and the Trustees, the Declaration is a legal, valid and binding agreement of the Company and the Trustees, enforceable against the Company and the Trustees in accordance with its terms, except as (a) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent conveyance or other similar laws relating to or affecting the rights and remedies of creditors generally, (b) principles of equity, including applicable laws relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law) and (c) the effect of the applicable public policy on the enforceability of provisions relating to indemnification and contribution;

                    (iii) under the Declaration and the Delaware Act, (x) the Trust has the requisite trust power and authority to execute and deliver, and to perform its obligations under, this Agreement and to issue and perform its obligations under the Trust Securities and (y) the execution and delivery of this Agreement by the Trust, and the performance by the Trust of its obligations hereunder, have been duly authorized by all business trust action on the part of the Trust;

                    (iv) the Trust Securities have been duly authorized by the Declaration and (x) when the Securities are issued in accordance with the terms of this Agreement and delivered to and paid for by the Underwriters and (y) the Common Securities are issued against payment therefor as provided in the Declaration, such Trust Securities will be duly and validly issued and the Securities will be fully paid and nonassessable undivided beneficial interests in the assets of the Trust; the holders of Securities, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware;

                    (v) under the Declaration and the Delaware Act, the issuance of the Trust Securities is not subject to preemptive rights;

                    (vi) no authorization, approval, consent or order of any Delaware court or governmental authority or agency is required to be obtained by the Trust solely in connection with the issuance of the Securities;

                    (vii) assuming that the Trust is a grantor trust for Federal income tax purposes the holders of the Securities (other than holders of the Securities who reside or are domiciled in the State of Delaware) will have no liability for income taxes imposed by the State of Delaware solely as a result of participation in the Trust, and the Trust will not be liable for any income tax imposed by the State of Delaware; and

                   (viii) We have reviewed the statements in the Prospectus under the captions "The Trust" and "CNF Trust I" and, insofar as they contain statements of Delaware law, such statements are fairly presented.

In rendering such opinion, such counsel may note that holders of Trust Securities may be obligated, pursuant to the Declaration, to (i) provide indemnity and security in connection with and pay taxes or other governmental charges arising from transfers of certificates for Trust Securities and the issuance of replacement certificates for Trust Securities, (ii) provide security and indemnity in connection with requests of or directions to the Property Trustee to exercise its rights and remedies under the Declaration and (iii) undertake as a party litigant to pay costs in any suit for the enforcement of any right or remedy under the Declaration or against the Property Trustee, to the extent provided in the Declaration. In rendering such opinion such counsel may also note that the Company, in its capacity as Sponsor and not in its capacity as a holder, has undertaken certain payment obligations as set forth in the Declaration.

               (i) You shall have received a letter on and as of the date of this Agreement, in form and substance satisfactory to you, from Arthur Andersen LLP independent public accountants, with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus, and you shall have received a letter on and as of the Closing Date or Option Closing Date, as the case may be, in form and substance satisfactory to you, from Arthur Andersen LLP, confirming the letter delivered on the date of this Agreement.

               (j) The Securities to be delivered on the Closing Date or the Option Closing Date, as the case may be, shall have been approved for listing on the Exchange, subject to official notice of issuance.

               (k) The "lock-up" letters, each substantially in the form of Exhibit A hereto, from certain directors and executive officers of the
     ---------
     Company as set forth in Exhibit B hereto relating to sales and certain
                             ---------
     other dispositions of shares of Common Stock or certain other securities, shall have been delivered to you on or before the date hereof, and shall be in full force and effect on the Closing Date.

               (l) The Company and the Trust shall not have failed at or prior to the Closing Date to perform or comply with any of the agreements herein contained and required to be performed or complied with by the Company or the Trust at or prior to the Closing Date.

The several obligations of the Underwriters to purchase any Additional Securities hereunder are subject to the delivery to you on the applicable Option Closing Date of such documents as you may reasonably request with respect to the good standing of the Trust and the Company, the due authorization and issuance of such Additional Securities and other matters related to the issuance of such Additional Securities.

          9.   Effective Date of Agreement and Termination.  This Agreement
               -------------------------------------------
shall become effective upon the later of (i) execution of this Agreement and
(ii) when notification of the effectiveness of the Registration Statement has been released by the Commission.

          This Agreement may be terminated at any time prior to the Closing Date by you by written notice to the Company if any of the following has occurred:
(i) since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change or development involving a prospective material adverse change in the condition, financial or otherwise, or the earnings, affairs, or business prospects of the Company and its subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business, which would, in your judgment, make it impracti-cable to market the Securities on the terms and in the manner contemplated in the Prospectus, (ii) any outbreak or escalation of hostilities or other national or international calamity or crisis or material change in economic conditions, if the effect of such outbreak, escalation, calamity, crisis or change on the financial markets of the United States or elsewhere would, in your judgment, make it impracticable to market the Securities on the terms and in the manner contemplated in the Prospectus, (iii) the suspension or material limitation of trading in securities on the Exchange, the American Stock Exchange or the NASDAQ National Market System or limitation on prices for securities on any such exchange or National Market System, (iv) trading of any securities of the Company shall have been suspended on any exchange, (v) the declaration of a banking moratorium by either federal, California or New York State authorities or (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in your judgment has a material adverse effect on the financial markets in the United States and would, in your judgment, make it impracticable to market the Securities on the terms and in the manner contemplated by the Prospectus.

          If on the Closing Date or on an Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase the Securities which it or they have agreed to purchase hereunder on such date and the aggregate Firm Securities or Additional Securities, as the case may be, which such defaulting Underwriter or Underwriters, as the case may be, agreed but failed or refused to purchase is not more than one-tenth of the total number of Securities to be purchased by all Underwriters on such date, each non-defaulting Underwriter shall be obligated severally, in the proportion which the number of Securities set forth opposite its name in Schedule I bears to the aggregate number of Firm Securities which all the non-defaulting Underwriters have agreed to purchase, or in such other proportion as you may specify, to purchase the Securities which such defaulting Underwriter or Underwriters, as the case may be, agreed but failed or refused to purchase on such date; provided
                                                                        --------
that in no event shall the number of Firm Securities or Additional Securities, as the case may be, which any Underwriter has agreed to purchase pursuant to
Section 2 hereof be increased pursuant to this Section 9 by an amount in excess of one-ninth of such number of Firm Securities or Additional Securities, as the case may be, without the written consent of such Underwriter. If on the Closing Date or on an Option Closing Date, as the case may be, any Underwriter or Underwriters shall fail or refuse to purchase Securities and the aggregate number of Firm Securities or Additional Securities, as the case may be, with respect to which such default occurs is more than one-tenth of the aggregate number of Securities to be purchased on such date by all Underwriters and arrangements satisfactory to you and the Company for purchase of such Securities are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter and the Company. In any such case which does not result in termination of this Agreement, either you or the Company shall have the right to postpone the Closing Date or on the Option Closing Date, as the case may be, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of any such Underwriter under this Agreement.

          10.  Miscellaneous.  Notices given pursuant to any provision of this
               -------------
Agreement shall be addressed as follows: (a) if to the Trust, to CNF Trust I, c/o CNF Transportation Inc., 3240 Hillview Avenue, Palo Alto, CA 94304,
Attention: General Counsel; (b) if to the Company, to CNF Transportation Inc., 3240 Hillview Avenue, Palo Alto, CA 94304, Attention: General Counsel and (c) if to any Underwriter or to you, to you c/o J.P. Morgan Securities Inc., 60 Wall Street, New York, New York 10260, Attention: Syndicate Department, or in any case to such other address as the person to be notified may have requested in writing.

          The respective indemnities, contribution agreements, representations, warranties and other statements of the Company, the Trust and of the several Underwriters set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Securities, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter or by or on behalf of the Company, the officers or directors of the Company or any controlling person of the Company or by or on behalf of the Trust, the Trustees or the officers or any controlling person of the Trust, (ii) acceptance of the Securities and payment for them hereunder and (iii) termination of this Agreement.

          If this Agreement shall be terminated by the Underwriters because of any failure or refusal on the part of the Trust or the Company to comply with the terms or to fulfill any of the conditions of this Agreement, the Company agrees to reimburse the several Underwriters for all out-of-pocket expenses (including the reasonable fees and disbursements of counsel) reasonably incurred by them.

          Except as otherwise provided, this Agreement has been and is made solely for the benefit of the Trust, the Company, the Underwriters, any controlling persons referred to herein, the Trustees, the officers and directors referred to in Section 7 hereof and their respective successors, assigns, heirs and legal representatives, and shall be binding upon the Trust, the Company and the Underwriters and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the Securities from any of the several Underwriters merely because of such purchase.

          THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PROVISIONS THEREOF.

          This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

          Please confirm that the foregoing correctly sets forth the agreement among the Trust, the Company and the Underwriters.

                                    Very truly yours,

                                    CNF TRUST I,
                                      a Delaware statutory business trust

                                    By:  CNF TRANSPORTATION INC.,
                                              as Sponsor


                                    By___________________________
                                        Title:


                                    CNF TRANSPORTATION INC.


                                    By___________________________
                                        Title:


J.P. MORGAN SECURITIES INC.
GOLDMAN, SACHS & CO.
MERRILL LYNCH & CO.

By:  J.P. Morgan Securities Inc.


By_______________________
    Title:

                                   SCHEDULE I
                                   ----------

                                               Number of Firm Securi-
Underwriters                                   ties to be Purchased
------------                                   ----------------------
J.P. Morgan Securities Inc.                           733,334
Goldman, Sachs & Co.                                  733,333
Merrill Lynch & Co                                    733,333
                                                    ---------
     Total                                          2,200,000

                                                                       EXHIBIT A

                            ______________ __, 1997



J.P. MORGAN SECURITIES INC.
GOLDMAN, SACHS & CO.
MERRILL LYNCH & CO.
c/o J.P. Morgan Securities Inc.
60 Wall Street
New York, New York 10260

               Re:  CNF Trust I
                    -----------

Ladies and Gentlemen:

The undersigned understands that J.P. Morgan Securities Inc., Goldman, Sachs & Co. and Merrill Lynch & Co. (the "Underwriters") intend to enter into an Underwriting Agreement (the "Underwriting Agreement") with the Company and CNF Trust I, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), providing for the offering of term convertible preferred securities (the "TECONS") of the Trust.

To induce the Underwriters to enter into the Underwriting Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agrees that, without the prior written consent of J.P. Morgan Securities Inc., the undersigned will not, during the period commencing on the date of the Underwriting Agreement and ending 90 days after the date of the Underwriting Agreement, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any equity securities of the Company, the Trust or any similar trust affiliated with the Company or any securities convertible into or exchangeable or exercisable for any equity securities of the Company, the Trust or any similar trust affiliated with the Company, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or (ii) enter into any swap or any other agreement or arrangement that transfers to another, in a whole or in part, directly or indirectly, any of the economic consequences of ownership of any equity securities of the Company, the Trust or any similar trust affiliated with the Company, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of any equity securities of the Company, the Trust or any such similar trust affiliated with the Company, other securities, in cash or otherwise. Notwithstanding the foregoing, (a) the undersigned may transfer, pledge or otherwise dispose of any equity securities of the Company, the Trust or any similar trust affiliated with the Company, or any securities convertible into or exchangeable or exercisable for any equity securities of the Company, the Trust or any similar trust affiliated with the Company, to any present or former spouse of the undersigned or persons who are directly or indirectly related to the undersigned or to any present or former spouse of the undersigned by blood, marriage or adoption (collectively, "Related Persons"), to a trust or similar arrangement established for or for the benefit of the undersigned or any Related Persons, or to any educational or charitable institution or organization, provided that in each instance the transferee agrees to be similarly bound; and (b) this agreement shall not restrict the transfer or disposition of any securities by will, pursuant to the terms of any so-called family or similar trust, or by testate or intestate succession.

If the offering of TECONS has not been closed 10 days after the effective date of the Underwriting Agreement, this agreement shall be of no further force or effect.

This agreement shall be governed by and construed in accordance with the laws of the State of New York.

                         Very truly yours,



                         Signature: _____________________

                         Print Name: ____________________

                                                                       EXHIBIT B
                                                                       ---------

                       Persons Executing Lock-up Letters
                       ---------------------------------



Donald E. Moffitt
Robert Alpert
Earl F. Cheit
Richard A. Clarke
Margaret G. Gill
Robert Jaunich II
W. Keith Kennedy, Jr.
Richard B. Madden
Michael J. Murray
Robert D. Rogers
William J. Schroeder
Robert P. Wayman
Gregory L. Quesnel
David I. Beatson
Robert T. Robertson
Eberhard G. H. Schmoller
John H. Williford